UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2016 (January 13, 2016)

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On January 13, 2014, Cole Corporate Income Operating Partnership II, LP (“CCI II OP”), the operating partnership of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”), entered into a $10.0 million subordinate revolving line of credit with Series C, LLC, an affiliate of the Company’s advisor (“Series C”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Series C Loan”). On June 25, 2014, CCI II OP entered into a modification agreement with Series C in order to increase the maximum principal amount of the subordinate revolving line of credit to $60.0 million, as described in the Company’s Current Report on Form 8-K filed with the SEC on June 25, 2014. On November 11, 2014, CCI II OP entered into a second modification agreement in order to extend the maturity date of the Series C Loan to January 13, 2016, as described in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2014. On January 13, 2016, CCI II OP entered into a third modification agreement in order to decrease the maximum principal amount of the subordinate revolving line of credit from $60.0 million to $30.0 million and to extend the maturity date of the Series C Loan to June 30, 2016 (the “Third Modification”). All other terms of the Series C Loan, as previously amended, remain unchanged. The Third Modification was approved by a majority of the Company’s board of directors (including a majority of the independent directors) not otherwise interested in the transaction as fair, competitive and commercially reasonable and no less favorable to the Company than a comparable loan between unaffiliated parties under the same circumstances. As of January 13, 2016, $30.0 million was outstanding under the Series C Loan, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information pertaining to the Third Modification and the Series C Loan, as amended, set forth under Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

10.1	Third Modification Agreement, dated January 13, 2016, by and between VEREIT TRS Corp. (f/k/a ARCP TRS Corp.) and Cole Corporate Income Operating Partnership II, LP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Third Modification Agreement, dated January 13, 2016, by and between VEREIT TRS Corp. (f/k/a ARCP TRS Corp.) and Cole Corporate Income Operating Partnership II, LP.

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